Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
As of December 31, 2015, the Company had $10,092 of irrevocable letters of credit outstanding which primarily consisted of $5,000 for its new warehouse in Janesville, Wisconsin, $2,000 for collateral associated with commodity hedges and $1,842 for compliance with the insurance reserve requirements of its workers’ compensation insurance program.
As of December 31, 2015, the Company recognized a $7,500 non-cash charge for losses on firm purchase commitments related to inventory on order to its Edmonton and Houston facilities. The non-cash loss has been recorded to cost of materials in the Consolidated Statements of Operations and Comprehensive Loss.
The Company is party to a variety of legal proceedings and other claims, including proceedings by government authorities, which arise from the operation of its business. These proceedings are incidental and occur in the normal course of the Company's business affairs. The majority of these claims and proceedings relate to commercial disputes with customers, suppliers, and others; employment, including benefit matters; product quality; and environmental, health and safety claims. It is the opinion of management that the currently expected outcome of these proceedings and claims, after taking into account recorded accruals and the availability and limits of our insurance coverage, will not have a material adverse effect on the consolidated results of operations, financial condition or cash flows of the Company.